UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant To

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2011 (April 4, 2011)

U-STORE-IT TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-32324	20-1024732
(Commission File Number)	(IRS Employer Identification Number)

460 E. Swedesford Road, Suite 3000 Wayne, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

(610) 293-5700

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Employment Letter Agreement with Jeffrey P. Foster

In furtherance of its commitment as expressed in the U-Store-It Trust 2010 Proxy Statement to provide executive compensation programs that conform with generally accepted views of best pay practices, the Compensation Committee of the U-Store-It Trust Board of Trustees took the following action regarding the employment letter agreement with the Company’s Senior Vice President and Chief Legal Officer.  The Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on July 2, 2010 and January 27, 2011 discuss additional actions in furtherance of the foregoing commitment with respect to the employment agreements with the Company’s Chief Executive Officer, Dean Jernigan, Chief Financial Officer, Timothy M. Martin, and President and Chief Investment Officer, Christopher P. Marr.

On April 4, 2011, U-Store-It Trust (the “Company”) entered into an amended and restated employment letter agreement (the “New Agreement”) with Jeffrey P. Foster, the Company’s Senior Vice President and Chief Legal Officer.  The New Agreement replaces Mr. Foster’s prior agreement with the Company dated as of January 9, 2009 (the “Prior Agreement”).  The New Agreement:

•                  provides for severance benefits upon termination of Mr. Foster’s employment without cause or his resignation for good reason other than within one year following a change of control, including a severance payment equal to 1.20 times the sum of: (i) Mr. Foster’s annual salary and (ii) the greater of (a) the average of the two previous annual bonuses received by Mr. Foster and (b) Mr. Foster’s target annual bonus for the fiscal year of termination;

•                  provides for severance benefits upon termination of Mr. Foster’s employment without cause or his resignation for good reason within one year following a change of control, including a severance payment equal to 2.99 times the sum of: (i) Mr. Foster’s annual salary and (ii) the average of the two previous annual bonuses received by Mr. Foster;

•                  eliminates the value of long-term incentive bonus awards from the computation of severance benefits payable upon termination of Mr. Foster’s employment without cause or his resignation for good reason within one year following a change of control; and

•                  removes the excise tax gross-up provision in the Prior Agreement.

The foregoing summary of the New Agreement is qualified in its entirety by reference to the complete text of the New Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.  A copy of the Prior Agreement was filed as Exhibit 10.70 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, filed on March 1, 2010.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Employment Letter Agreement, dated April 4, 2011, by and between U-Store-It Trust and Jeffrey P. Foster

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-STORE-IT TRUST

Date: April 6, 2011	By:	/s/ Timothy M. Martin
	Name:	Timothy M. Martin
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Employment Letter Agreement, dated April 4, 2011, by and between U-Store-It Trust and Jeffrey P. Foster